Exhibit 10.13

Accreditation Certificate
For Primary Agriculture Production Base of Shenzhen City

This certificate is hereby awarded considering that this production base complies with Provisional Measures for Accreditation and Administration of Primary Agriculture Production Base of Shenzhen City through examination and is accredited as the Primary Agriculture Production Base of Shenzhen City.

Production Entity: Shenzhen Dexing Food Development Co., Ltd.
Name of Base: Fengyuan Pig Farm, Yujiang County, Jiangxi Province
Address of Base: Zhongtong Town, Yujiang County
Type of Base: Joint Venture
Scale of Base: 12,000 pigs
Name of Product: Live pig
Annual Production Capacity: 12,000 pigs
Certificate Pig: SZX – 08 – 134
Certificate Validity: From April 2008 To April 2011

Representative’s Signature:	Issuing Authority: Shenzhen Bureau of Agriculture, Forestry and Fishery (Seal) Date of Issue: April 9, 2008

Accreditation Certificate
For Primary Agriculture Production Base of Shenzhen City

This certificate is hereby awarded considering that this production base complies with Provisional Measures for Accreditation and Administration of Primary Agriculture Production Base of Shenzhen City through examination and is accredited as the Primary Agriculture Production Base of Shenzhen City.

Production Entity: Shenzhen Dexing Food Development Co., Ltd.
Name of Base: Zhongtong Pig Farm, Yujiang County, Jiangxi Province
Address of Base: Zhongtong Town, Yujiang County
Type of Base: Joint Venture
Scale of Base: 13,000 pigs
Name of Product: Live pig
Annual Production Capacity: 13,000 pigs
Certificate Pig: SZX – 08 – 135
Certificate Validity: From April 2008 To April 2011

Representative’s Signature:	Issuing Authority: Shenzhen Bureau of Agriculture, Forestry and Fishery (Seal) Date of Issue: April 9, 2008

Accreditation Certificate
For Primary Agriculture Production Base of Shenzhen City

This certificate is hereby awarded considering that this production base complies with Provisional Measures for Accreditation and Administration of Primary Agriculture Production Base of Shenzhen City through examination and is accredited as the Primary Agriculture Production Base of Shenzhen City.

Production Entity: Shenzhen Dexing Food Development Co., Ltd.
Name of Base: Xiangying Pig Farm, Yujiang County, Jiangxi Province
Address of Base: Liujiangzhan Reclamation Farm, Yujiang County
Type of Base: Joint Venture
Scale of Base: 15,000 pigs
Name of Product: Live pig
Annual Production Capacity: 15,000 pigs
Certificate Pig: SZX – 08 – 130
Certificate Validity: From April 2008 To April 2011

Representative’s Signature:	Issuing Authority: Shenzhen Bureau of Agriculture, Forestry and Fishery (Seal) Date of Issue: April 9, 2008

Accreditation Certificate
For Primary Agriculture Production Base of Shenzhen City

This certificate is hereby awarded considering that this production base complies with Provisional Measures for Accreditation and Administration of Primary Agriculture Production Base of Shenzhen City through examination and is accredited as the Primary Agriculture Production Base of Shenzhen City.

Production Entity: Shenzhen Dexing Food Development Co., Ltd.
Name of Base: Xianyue Pig Farm, Yujiang County, Jiangxi Province
Address of Base: Beside Aquafarm Wuhu Reservior, Yujiang County
Type of Base: Joint Venture
Scale of Base: 13,000 pigs
Name of Product: Live pig
Annual Production Capacity: 13,000 pigs
Certificate Pig: SZX – 08 – 133
Certificate Validity: From April 2008 To April 2011

Representative’s Signature:	Issuing Authority: Shenzhen Bureau of Agriculture, Forestry and Fishery (Seal) Date of Issue: April 9, 2008

Accreditation Certificate
For Primary Agriculture Production Base of Shenzhen City

This certificate is hereby awarded considering that this production base complies with Provisional Measures for Accreditation and Administration of Primary Agriculture Production Base of Shenzhen City through examination and is accredited as the Primary Agriculture Production Base of Shenzhen City.

Production Entity: Shenzhen Dexing Food Development Co., Ltd.
Name of Base: Decheng Pig Farm, Yujiang County, Jiangxi Province
Address of Base: Zhongtong Town, Yujiang County
Type of Base: Joint Venture
Scale of Base: 30,000 pigs
Name of Product: Live pig
Annual Production Capacity: 30,000 pigs
Certificate Pig: SZX – 08 – 131
Certificate Validity: From April 2008 To April 2011

Representative’s Signature:	Issuing Authority: Shenzhen Bureau of Agriculture, Forestry and Fishery (Seal) Date of Issue: April 9, 2008

深 圳 市

主要农产品生产基地认定书

经审核，该生产基地符合《深圳市主要农产品生产基地认定与管理暂行办法》的要求，被认定为深圳市主要农产品生产基地。

特颁此证

生产单位：深圳市德兴食品开发有限公司
基地名称：江西余江丰源猪场
基地地址：余江县中童镇
基地类型：联营
基地规模：1.2万头
产品名称：生猪
年产量：1.2万头
证书编号：SZX—08—134
证书有效期：2008年4月至2011年4月

代表签字：

颁证单位：深圳市农林渔业局

颁证日期：2008年4月9日

深 圳 市

主要农产品生产基地认定书

经审核，该生产基地符合《深圳市主要农产品生产基地认定与管理暂行办法》的要求，被认定为深圳市主要农产品生产基地。

特颁此证

生产单位：深圳市德兴食品开发有限公司
基地名称：江西余江中童猪场
基地地址：余江县中童镇
基地类型：联营
基地规模：1.3万头
产品名称：生猪
年产量：1.3万头
证书编号：SZX—08—135
证书有效期：2008年4月至2011年4月

代表签字：

颁证单位：深圳市农林渔业局

颁证日期：2008年4月9日

深 圳 市

主要农产品生产基地认定书

经审核，该生产基地符合《深圳市主要农产品生产基地认定与管理暂行办法》的要求，被认定为深圳市主要农产品生产基地。

特颁此证

生产单位：深圳市德兴食品开发有限公司
基地名称：江西余江翔鹰猪场
基地地址：余江县刘家站垦殖场
基地类型：联营
基地规模：1.5万头
产品名称：生猪
年产量：1.5万头
证书编号：SZX—08—130
证书有效期：2008年4月至2011年4月

代表签字：

颁证单位：深圳市农林渔业局

颁证日期：2008年4月9日

深 圳 市

主要农产品生产基地认定书

经审核，该生产基地符合《深圳市主要农产品生产基地认定与管理暂行办法》的要求，被认定为深圳市主要农产品生产基地。

特颁此证

生产单位：深圳市德兴食品开发有限公司
基地名称：江西余江贤跃猪场
基地地址：余江县水产场五湖水库旁
基地类型：联营
基地规模：1.3万头
产品名称：生猪
年产量：1.3万头
证书编号：SZX—08—133
证书有效期：2008年4月至2011年4月

代表签字：

颁证单位：深圳市农林渔业局

颁证日期：2008年4月9日

深 圳 市

主要农产品生产基地认定书

经审核，该生产基地符合《深圳市主要农产品生产基地认定与管理暂行办法》的要求，被认定为深圳市主要农产品生产基地。

特颁此证

生产单位：深圳市德兴食品开发有限公司
基地名称：江西余江德诚猪场
基地地址：余江县中童镇
基地类型：联营
基地规模：3 万头
产品名称：生猪
年产量：3 万头
证书编号：SZX—08—131
证书有效期：2008 年 4 月至 2011 年 4 月

代表签字：

颁证单位：深圳市农林渔业局

颁证日期：2008 年 4 月 9 日

深　圳　市
主要农产品生产基地认定书

经审核，该生产基地符合《深圳市主要农产品生产基地认定与管理暂行办法》的要求，被认定为深圳市主要农产品生产基地。

特颁此证

生产单位：深圳市品德鲜食品有限公司
基地名称：江西余江福鑫猪场
基地地址：余江县洪湖乡三背源村
基地类型：联营
基地规模：5 万头
产品名称：生猪
年产量：5 万头
证书编号：SZX—08—140
证书有效期：2008 年 4 月至 2011 年 4 月

代表签字：

颁证单位：深圳市农林渔业局

颁证日期：2008 年 4 月 9 日